INVESCO SHORT DURATION INFLATION PROTECTED FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         2

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $    21
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class A2                                                     $    15
           Class Y                                                      $     5
           Class R5                                                     $     1

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.0060
       2   Dividends for a second class of open-end company shares (form
           nnn.nnnn)
           Class A2                                                     $0.0060
           Class Y                                                      $0.0061
           Class R5                                                     $0.0088

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,273
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class A2                                                       2,365
           Class Y                                                          996
           Class R5                                                          58
           Class R6                                                       3,465

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 10.50
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class A2                                                     $ 10.51
           Class Y                                                      $ 10.51
           Class R5                                                     $ 10.52
           Class R6                                                     $ 10.51

INVESCO U.S. GOVERNMENT FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         4

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 9,669
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    97
           Class C                                                      $   350
           Class R                                                      $    80
           Class Y                                                      $   164
           Investor Class                                               $   693
           Class R5                                                     $    46

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1414
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0744
           Class C                                                      $0.0739
           Class R                                                      $0.1191
           Class Y                                                      $0.1642
           Investor Class                                               $0.1440
           Class R5                                                     $0.1740

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       69,770
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        1,133
           Class C                                                        5,452
           Class R                                                          678
           Class Y                                                        1,927
           Investor Class                                                 4,594
           Class R5                                                         229

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  9.02
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $  9.05
           Class C                                                      $  9.02
           Class R                                                      $  9.03
           Class Y                                                      $  9.04
           Investor Class                                               $  9.03
           Class R5                                                     $  9.03

INVESCO MONEY MARKET FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         6

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Invesco Cash Reserve Shares                                  $    427
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class AX                                                     $     69
           Class B                                                      $     10
           Class BX                                                     $      1
           Class C                                                      $     47
           Class CX                                                     $      4
           Class R                                                      $     22
           Class Y                                                      $     10
           Investor Class                                               $     86

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Invesco Cash Reserve Shares                                  $ 0.0001
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class AX                                                     $ 0.0001
           Class B                                                      $ 0.0001
           Class BX                                                     $ 0.0001
           Class C                                                      $ 0.0001
           Class CX                                                     $ 0.0001
           Class R                                                      $ 0.0001
           Class Y                                                      $ 0.0001
           Investor Class                                               $ 0.0001

74U.   1   Number of shares outstanding (000's Omitted)
           Invesco Cash Reserve Shares                                   796,090
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class AX                                                      117,920
           Class B                                                        15,695
           Class BX                                                        1,802
           Class C                                                        90,967
           Class CX                                                        6,509
           Class R                                                        38,240
           Class Y                                                        22,602
           Investor Class                                                152,039

74V.   1   Net asset value per share (to nearest cent)
           Invesco Cash Reserve Shares                                  $   1.00
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class AX                                                     $   1.00
           Class B                                                      $   1.00
           Class BX                                                     $   1.00
           Class C                                                      $   1.00
           Class CX                                                     $   1.00
           Class R                                                      $   1.00
           Class Y                                                      $   1.00
           Investor Class                                               $   1.00

INVESCO HIGH YIELD FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         8

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 48,010
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    657
           Class C                                                      $  5,126
           Class Y                                                      $  6,591
           Investor Class                                               $  6,754
           Class R5                                                     $  5,953
           Class R6                                                     $  7,670

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2355
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.2038
           Class C                                                      $ 0.2029
           Class Y                                                      $ 0.2463
           Investor Class                                               $ 0.2370
           Class R5                                                     $ 0.2489
           Class R6                                                     $ 0.2529

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       194,405
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         2,496
           Class C                                                        24,158
           Class Y                                                        23,131
           Investor Class                                                 26,152
           Class R5                                                       22,565
           Class R6                                                       32,765

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $   3.83
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $   3.84
           Class C                                                      $   3.82
           Class Y                                                      $   3.84
           Investor Class                                               $   3.83
           Class R5                                                     $   3.82
           Class R6                                                     $   3.82

INVESCO SHORT TERM BOND FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 7,049
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class C                                                      $ 7,506
           Class R                                                      $    63
           Class Y                                                      $ 1,145
           Class R5                                                     $    23
           Class R6                                                     $   600

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1698
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.1398
           Class R                                                      $0.1399
           Class Y                                                      $0.1829
           Class R5                                                     $0.1922
           Class R6                                                     $0.1926

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       44,734
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                       52,310
           Class R                                                          479
           Class Y                                                        6,635
           Class R5                                                         138
           Class R6                                                       7,451

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  8.47
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class C                                                      $  8.47
           Class R                                                      $  8.49
           Class Y                                                      $  8.48
           Class R5                                                     $  8.47
           Class R6                                                     $  8.48

INVESCO REAL ESTATE FUND                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $13,281
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    26
           Class C                                                      $   523
           Class R                                                      $ 1,049
           Class Y                                                      $ 2,732
           Investor Class                                               $   583
           Class R5                                                     $ 6,179
           Class R6                                                     $ 1,702

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2923
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0983
           Class C                                                      $0.0979
           Class R                                                      $0.2276
           Class Y                                                      $0.3574
           Investor Class                                               $0.2917
           Class R5                                                     $0.3897
           Class R6                                                     $0.4131

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       47,945
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          265
           Class C                                                        5,851
           Class R                                                        4,739
           Class Y                                                        7,900
           Investor Class                                                 2,001
           Class R5                                                      17,472
           Class R6                                                       4,583

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 21.76
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $ 21.73
           Class C                                                      $ 21.64
           Class R                                                      $ 21.78
           Class Y                                                      $ 21.76
           Investor Class                                               $ 21.71
           Class R5                                                     $ 21.76
           Class R6                                                     $ 21.75

INVESCO GLOBAL REAL ESTATE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $  4,978
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $     26
           Class C                                                      $    421
           Class R                                                      $    292
           Class Y                                                      $ 23,036
           Class R5                                                     $  6,991
           Class R6                                                     $  4,030

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2282
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.1321
           Class C                                                      $ 0.1321
           Class R                                                      $ 0.1963
           Class Y                                                      $ 0.2605
           Class R5                                                     $ 0.2950
           Class R6                                                     $ 0.3033

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        21,292
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           147
           Class C                                                         3,048
           Class R                                                         1,507
           Class Y                                                       100,381
           Class R5                                                       24,863
           Class R6                                                        7,235

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $  11.94
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $  11.95
           Class C                                                      $  11.95
           Class R                                                      $  11.95
           Class Y                                                      $  11.95
           Class R5                                                     $  11.93
           Class R6                                                     $  11.93

INVESCO CORPORATE BOND FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  2/29/2016
FILE NUMBER :       811-05686
SERIES NO.:         17

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 32,011
       2   Dividends for a second class of open-end company shares (000's
           Omitted)
           Class B                                                      $    779
           Class C                                                      $  1,839
           Class R                                                      $    158
           Class Y                                                      $    962
           Class R5                                                     $    188
           Class R6                                                     $  1,517

73A.       Payments per share outstanding during the entire current period:
           (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $ 0.2636
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $ 0.2637
           Class C                                                      $ 0.1930
           Class R                                                      $ 0.2455
           Class Y                                                      $ 0.2820
           Class R5                                                     $ 0.2923
           Class R6                                                     $ 0.2953

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       126,839
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                         2,370
           Class C                                                         9,945
           Class R                                                           993
           Class Y                                                         3,839
           Class R5                                                          660
           Class R6                                                        3,273

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $   6.89
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                      $   6.90
           Class C                                                      $   6.92
           Class R                                                      $   6.89
           Class Y                                                      $   6.90
           Class R5                                                     $   6.89
           Class R6                                                     $   6.90